UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019 (December 6, 2019)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VRTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2019, Veritiv Corporation (the “Company”) announced the creation of a new Chief Operating Officer position and appointed Salvatore A. Abbate, currently the Company’s Senior Vice President and Chief Commercial Officer, to the role effective January 1, 2020. Mr. Abbate will continue to report to the Chairman and CEO in this expanded role. For information regarding Mr. Abbate’s background, business experience and compensation, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and Definitive Proxy Statement for the 2019 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on February 28, 2019 and March 1, 2019, respectively.

In connection with this announcement, Thomas S. Lazzaro, the Company’s Senior Vice President, Sales, will be leaving the Company to pursue other career interests. Mr. Lazzaro will remain with the Company through March 31, 2020 to facilitate a smooth transition.

The Company and Mr. Lazzaro have entered into a Separation Agreement dated as of December 6, 2019, a copy of which is attached as Exhibit 10.1 (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, Mr. Lazzaro will be paid the compensation and benefits set forth in the Separation Agreement and in the Company’s Executive Severance Plan.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

10.1	Separation Agreement, dated as of December 6, 2019, by and between Veritiv Corporation and Thomas S. Lazzaro.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Date: December 9, 2019	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary